Exhibit 10.2

AMENDMENT NO. 2 TO SECURED PROMISSORY NOTE

This AMENDMENT NO. 2 TO SECURED PROMISSORY NOTE dated as of January 5, 2024, is made with reference to the Secured Promissory Note (the “Note”) in the amount of $4,579,750.00 dated December 11, 2023 made by ADITXT, INC. (“Borrower”) to __________________ or its registered assigns (“Lender”).

Concurrently herewith, and in consideration of the accommodations set forth herein, Borrower is delivering to Lender (the “Additional Consideration”) (a) a principal payment in the amount of $________, and (b) an amendment to the secured promissory note due September 2024 in the amount of $__________, increasing the principal balance to $__________.

FOR VALUE RECEIVED, the undersigned agree that upon receipt of the Additional Consideration (a) the current “Maturity Date” of January 5, 2024 is amended to be January 31, 2024, and (b) the remaining outstanding principal amount of the Note is $__________.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which together shall have the same effect as if the signatures thereto and hereto were upon the same instrument.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflicts of law principles) and any applicable law of the United States of America.

[LENDER]

By:
Print Name:
Title:

ADITXT, INC.

Signature:
Print Name:	Amro Albanna
Title:	Chief Executive Officer